CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Steelton Bancorp, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Harold
E. Stremmel, President and Chief Executive Officer, and Shannon Aylesworth, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Harold E. Stremel                            /s/Shannon Aylesworth
--------------------------------                -------------------------------
Harold E. Stremmel                              Shannon Aylesworth
President and Chief Executive Officer           Chief Financial Officer



August 12, 2002